UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 18, 2005

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	0-12014 (Commission File Number)	98-0017682 (IRS Employer Identification No.)

111 St. Clair Avenue West, Toronto, Ontario (Address of principal executive offices)		M5W 1K3 (Zip Code)

Registrant’s telephone number, including area code:	(800) 567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Imperial Oil Limited (the “Company”) hereby furnishes the information set forth in its News Release dated February 18, 2005, announcing 2004 proved oil and gas reserves and additions to its resource base, a copy of which is included as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

99.1 News Release of the Company dated February 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: February 22, 2005

	By:	/s/ Brian Livingston
		Name:	Brian Livingston
		Title:	Vice-President, General Counsel and Corporate Secretary

	By:	/s/ Marilyn Henderson
		Name:	Marilyn Henderson
		Title:	Assistant Secretary